UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 11, 2023

COMSTOCK INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-35200 (Commission File Number)	65-0955118 (I.R.S. Employer Identification Number)
117 American Flat Road, Virginia City, Nevada 89440
(Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, including Area Code: (775) 847-5272

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000666 per share	LODE	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01 Entry into a Material Definitive Agreement.

License Agreement

On October 11, 2023, Comstock Fuels Corporation (“Comstock Fuels”), a wholly owned subsidiary of Comstock Inc. (the “Company”), entered into an Exclusive License Agreement (the “License Agreement”) with RenFuel K2B AB (“RenFuel”), pursuant to which Comstock Fuels obtained an exclusive license for use of RenFuel’s patented process in North America, Central America, and South America. The License Agreement also includes a non-exclusive license to sell the resulting products globally.

Comstock Fuels agreed to pay RenFuel royalty fees based on a percentage of certain (1) royalty income earned in connection with sublicensing to third parties, or (2) production income earned by Comstock Fuel’s direct production and sales, subject to certain exceptions in the License Agreement. Unless earlier terminated, the License agreement will continue so long as RenFuel continues to hold (1) at least one unexpired patent or (2) any know-how in the licensed intellectual property. Either party may terminate the License Agreement in the event of the other party’s material breach, following notice and cure period, or insolvency.

The foregoing description of the License Agreement is qualified in its entirety by reference to the full text of the License Agreement, a copy of which is filed as Exhibits 10.1, to this Current Report on Form 8-K and incorporated herein by reference. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	License Agreement (portions of the exhibit have been omitted)
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMSTOCK INC.

Date: October 16, 2023	By:	/s/ Corrado De Gasperis
Name: Corrado De Gasperis Title: Executive Chairman and Chief Executive Officer